EX-23.a.8
Resolutions Adopted June 12, 2007, Amending the
Amended and Restated Agreement and Declaration of Trust of
Nationwide Variable Insurance Trust, a Delaware statutory trust, dated September 30, 2004 and amended and restated as of October 28, 2004
NOW, THEREFORE, BE IT HEREBY RESOLVED, that the name of the Trusts and the series thereof, whose names changed, effective as of May 1, 2007, to the new names shown in the attached Exhibit A be, and such names, hereby are, ratified, affirmed and approved; and it is
RESOLVED FURTHER, that each of the following agreements and plans of the Trust be, and each agreement and plan hereby is, amended to change the name of the Trusts and each series thereof, effective as of May 1, 2007 as shown in the attached Exhibit A:
Amended and Restated Agreement and Declaration of Trust;
Investment Advisory and Subadvisory Agreements;
Underwriting Agreement;
Distribution Plan and related agreements;
Fund Administration and Transfer Agency Agreement;
Transfer and Dividend Disbursing Agent Agreement;
Administrative Services Plan and servicing agreements;
Global Custody Agreement;
Credit Facility Agreement
Participation Agreement
Standard Dealer Agreement and related agreements;
Master Services Agreement;
Expense Limitation Agreement; and
18f-3 Plan; and it is
RESOLVED FURTHER, that the officers of the Trusts be, and each said officer hereby is, authorized and directed to execute and deliver said amendments to the aforementioned agreements and plans, and to take any action in connection therewith to carry out the intent and purpose of the foregoing resolutions.
Exhibit A

Former Trust Name	Current Trust Name
Gartmore Variable Insurance Trust	Nationwide Variable Insurance Trust

Former Series Name	Current Series Name
American Funds GVIT Growth Fund	American Funds NVIT Growth Fund

American Funds GVIT Global Growth Fund	American Funds NVIT Global Growth Fund

American Funds GVIT Asset Allocation Fund	American Funds NVIT Asset Allocation Fund

American Funds GVIT Bond Fund	American Funds NVIT Bond Fund

American Funds GVIT Growth & Income Fund	American Funds NVIT Growth-Income Fund

Van Kampen GVIT Comstock Value Fund	Van Kampen NVIT Comstock Value Fund

GVIT International Value Fund (Formerly Dreyfus GVIT International Value Fund)	NVIT International Value Fund

Federated GVIT High Income Bond Fund	Federated NVIT High Income Bond Fund

Gartmore GVIT Developing Markets Fund	Gartmore NVIT Developing Markets Fund

Gartmore GVIT Emerging Markets Fund	Gartmore NVIT Emerging Markets Fund

Gartmore GVIT Global Financial Services Fund	Nationwide NVIT Global Financial Services Fund

Gartmore GVIT Global Health Sciences Fund	Nationwide NVIT Global Health Sciences Fund

Gartmore GVIT Global Technology and Communications Fund	Nationwide NVIT Global Technology and Communications Fund

Gartmore GVIT Global Utilities Fund	Gartmore NVIT Global Utilities Fund

Gartmore GVIT Government Bond Fund	Nationwide NVIT Government Bond Fund

Gartmore GVIT Growth Fund	Nationwide NVIT Growth Fund

Gartmore GVIT International Growth Fund	Gartmore NVIT International Growth Fund

Gartmore GVIT Investor Destinations Aggressive Fund	Nationwide NVIT Investor Destinations Aggressive Fund

Gartmore GVIT Investor Destinations Moderately Aggressive Fund	Nationwide NVIT Investor Destinations Moderately Aggressive Fund

Gartmore GVIT Investor Destinations Moderate Fund	Nationwide NVIT Investor Destinations Moderate Fund

Gartmore GVIT Investor Destinations Moderately Conservative Fund	Nationwide NVIT Investor Destinations Moderately Conservative Fund

Gartmore GVIT Investor Destinations Conservative Fund	Nationwide NVIT Investor Destinations Conservative Fund

Gartmore GVIT Mid Cap Growth Fund	Nationwide NVIT Mid Cap Growth Fund

Gartmore GVIT Money Market Fund	Nationwide NVIT Money Market Fund

Gartmore GVIT Money Market Fund II	Nationwide NVIT Money Market Fund II

Gartmore GVIT Nationwide Fund	NVIT Nationwide Fund

Gartmore GVIT Nationwide Leaders Fund	NVIT Nationwide Leaders Fund

Gartmore GVIT U.S. Growth Leaders Fund	Nationwide NVIT U.S. Growth Leaders Fund

Gartmore GVIT Worldwide Leaders Fund	Gartmore NVIT Worldwide Leaders Fund

GVIT Mid Cap Index Fund (Formerly Dreyfus GVIT Mid Cap Index Fund)	NVIT Mid Cap Index Fund

GVIT S&P 500 Index Fund (Formerly GVIT Equity 500 Index Fund)	NVIT S&P 500 Index Fund

GVIT Small Company Fund	Nationwide Multi-Manager NVIT Small Company Fund

GVIT Small Cap Growth Fund	Nationwide Multi-Manager NVIT Small Cap Growth Fund

GVIT Small Cap Value Fund	Nationwide Multi-Manager NVIT Small Cap Value Fund

J.P. Morgan GVIT Balanced Fund	JP Morgan NVIT Balanced Fund

Van Kampen GVIT Multi Sector Bond Fund	Van Kampen NVIT Multi Sector Bond Fund

GVIT Bond Index Fund	NVIT Bond Index Fund

GVIT Enhanced Income Fund	NVIT Enhanced Income Fund

GVIT International Index Fund	NVIT International Index Fund

GVIT Small Cap Index Fund	NVIT Small Cap Index Fund